Exhibit 10.42

Lock-Up Agreement

[●], 2026

To: Firefly Robotics, Inc.

1130 South 3800 West, Suite 100

Salt Lake City, Utah 84104

Ladies and Gentlemen:

In connection with the direct listing (the “Listing” and the date of such listing, the “Listing Date”) of Firefly Robotics, Inc., a Delaware corporation (the “Company”) that is intended to result in the establishment of a public market for the Company’s shares of common stock, par value $0.001 per share held by the undersigned (the “Shares”), the undersigned hereby agrees that during the period specified in the second following paragraph (the “Lock-Up Period”), the undersigned will not offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, any Shares or securities convertible into or exchangeable or exercisable for or that represent the right to receive any Shares (including, without limitation, Shares which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the U.S. Securities and Exchange Commission and Shares which may be issued upon exercise of a stock option or warrant or upon conversion of convertible date or shares of preferred stock), whether now owned or hereafter acquired, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Shares, whether any such aforementioned transaction is to be settled by delivery of the Shares or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior mutual written consent of the Company (which consent may be withheld in its sole discretion). The foregoing restrictions are expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of any Shares even if such Shares would be disposed of by someone other than the undersigned. In addition, the undersigned agrees that, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any Shares or any security convertible into or exercisable or exchangeable for the Shares.

Any Shares received upon exercise of options or warrants granted to the undersigned will also be subject to this Lock-Up Agreement. Any Shares or other securities of the Company acquired by the undersigned in the open market will not be subject to this Lock-Up Agreement.

The Lock-Up Period will commence on the date of this Lock-Up Agreement and continue and include the date that is twelve (12) months after the Listing Date, provided that (i) an aggregate of 850,000 Shares (the “Excluded Shares”) held by the undersigned shall be freely transferable upon the Listing, subject to applicable securities laws, and (ii) after twenty (20) calendar days following the Listing Date, the undersigned shall be permitted to sell an amount equal to the greater of (i) on a daily basis, $400,000 in aggregate gross proceeds of Shares, or (ii) in any calendar week (the “Measurement Week”), an amount equal to 10% of the aggregate reported trading volume of the Company’s common stock for the Measurement Week (the “Leak-Out Limitations”). Notwithstanding anything to the contrary herein, if, within the first twenty (20) calendar days following the Listing Date, on any trading day where (x) the volume-weighted average price (VWAP) of the Common Stock for the immediately preceding trading day exceeds $15.00 and (y) the aggregate number of shares of Common Stock traded since the Listing Date exceeds 8,500,000 shares, the undersigned may sell Shares in accordance with the Leak-Out Limitations.

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In addition, the foregoing restrictions shall not apply to: (i) the exercise of stock options or other awards granted pursuant to the Company’s equity incentive plans in effect as of the Listing Date; (ii) the exercise of warrants or the conversion of convertible debt or shares of preferred stock issued by the Company, provided that any such shares received upon such exercise or conversion shall remain subject to the provisions of this Lock-Up Agreement, (iii) cashless “net” exercises of options, convertible debt, convertible preferred stock, and warrants held by the undersigned, provided that the provisions of this Lock-Up Agreement shall apply to any shares of Common Stock issued upon such exercise; (iv) the receipt by the undersigned of any securities of the Company from the Company, including, but not limited to, stock options or other awards granted pursuant to the Company’s equity incentive plans in effect as of the Listing Date, and warrants exercisable for Shares, or convertible debt or shares of preferred stock convertible into, the Shares, provided that the provisions of this Lock-Up Agreement shall apply to any Shares issued upon such exercise or conversion, as applicable, or (v) dispositions, transfers, pledges, assignments, or hypothecations (a) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein and that any filing under Section 16(a) of the Exchange Act reporting such transfer shall clearly indicate in the footnotes thereto that such transfer is not for value, that the Shares subject to such transfer remain subject to restrictions set forth herein and that the filing relates to the circumstance described in this clause (a), (b) to any trust for the direct or indirect benefit of the undersigned or family member of any Affiliate of the undersigned, provided that any such transfer shall not involve a disposition for value and the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and, provided, further, that no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of shares of Common Stock, shall be required or shall be voluntarily made during the Lock-Up Period, (c) by operation of law, such as pursuant to a qualified domestic order or as required by a divorce settlement or (d) to any Affiliate of the undersigned (as defined under Rule 405 of the Act) or any other person or entity acting as a group together with the undersigned or such Affiliate, provided that any such transfer shall not involve a disposition for value and the Affiliate agrees to be bound in writing by the restrictions set forth herein, and, provided, further, that no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of shares of Common Stock, shall be required or shall be voluntarily made during the Lock-Up Period. For purposes of this Lock-Up Agreement, a “family member” shall mean any relationship by blood, marriage, domestic partnership or adoption, not more remote than first cousin.

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of Shares if such transfer would constitute a violation or breach of this Lock-Up Agreement, and the undersigned agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s Shares except in compliance with the foregoing restrictions.

This Lock-Up Agreement shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned. This Lock-Up Agreement shall lapse and become null and void if the Listing is not completed on or before [●], 2026. This Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signature page follows]

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Very truly yours,

(please print complete name of entity)

By:
(duly authorized signature)

Name:
(please print full name)

Title:
(please print full title)

Address:

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